Exhibit 1.A(10) Form of Application for the United of Omaha Life Insurance Company ULTRA LIFE Flexible Premium Variable Life Insurance Policy

                                APPLICATION TO:
                     UNITED OF OMAHA LIFE INSURANCE COMPANY
          [ ] ATTN: Life Agency: Mutual of Omaha Plaza, Omaha, NE 68175
          [ ] ATTN: Life Brokerage: P.O. Box 2476, Omaha, NE 68103-2476
                                      FOR
          [ ] LIFE INSURANCE                 [ ] FLEXIBLE PREMIUM VARIABLE
          [ ]  ADULT LIFE                    [ ]  UNIVERSAL LIFE INSURANCE
          [ ] JUVENILE LIFE                  [ ]  ADDITIONAL INSURED RIDER (AIR)
          [ ]  SPECIFIED AMOUNT INCREASE

TO THE AGENT/BROKER:

   0 Tear off the Notice of  Exchange of  Information  and the Summary of Rights
     Under the Fair Credit Reporting Act and give it to the Applicant.
   0 Have  Authorization  To Release  Information  on reverse  side of this page signed and dated.
   0 Assure that all applicable  questions in Part I and Part II are answered in clear printed fashion.
   0 Complete Nonmedical Supplement in all cases.
   0 Be sure the  application  is  signed  by the  Proposed  Insured(s)  and the
     Applicant if other than Proposed Insured(s).
   0 Any  changes  should  be  initialed  by the  Proposed  Insured(s)  and,  if applicable,  the Applicant.
   0 Use age last  birthday.
   0 Always provide the attached Temporary Life Insurance Agreement and Receipt when you accept a premium.

PREMIUM ACCEPTANCE GUIDELINES:
     Premium should only be accepted if:

     (a) Questions 1, 2 and 3 on the Temporary Life Insurance Agreement and Receipt form are answered "No."
     (b) The Temporary Life Insurance Agreement and Receipt form is signed, dated and witnessed by all parties indicated on the form on the day the application is taken.
     (c) A full modal premium is collected at the time of application unless the Bank Service Plan (BSP) is used, in which case two BSP premiums should be collected.
     (d) The total amount of insurance applied for does not exceed $250,000 if term insurance is requested or $1,500,000 if permanent (Whole Life, Universal Life or Variable Universal Life) insurance is requested.


                     United of Omaha Life Insurance Company
             Instructions to Agent/Broker: Give this Notice to the
                  Applicant before filling out the application.
                       NOTICE OF EXCHANGE OF INFORMATION

MEDICAL   INFORMATION   BUREAU,   INC. (MIB)  The  information   regarding  your
insurability will be treated as confidential.

However, the Company or its reinsurers may make a brief report to the Medical Information Bureau, a nonprofit membership organization of life insurance companies which operates an information exchange for its members. If you apply for life or health insurance to another company which is also a member of the Bureau or if a claim for benefits is submitted to such a company, the Bureau will, upon request, supply the information in its file to that company.

Florida residents: However, no information obtained from the Medical Information Bureau pertaining to Human Immunodeficiency Virus (HIV) or Acquired Immune Deficiency Syndrome (AIDS) will affect the issuance or the underwriting of the policy, except upon written consent to be medically tested for HIV or AIDS and the results of such testing proved positive.

Upon receipt of a request from you, the Medical Information Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of the information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, MA 02112, phone (617) 426-3660.

The Company or its reinsurers may also release information in its file, including information given in your application, to other insurance companies to which you apply for life or health insurance or to which a claim is submitted.

                (See reverse side for other important notices.)

AUTHORIZATION TO RELEASE INFORMATION (FOR ALL STATES, EXCEPT ARIZONA, HAWAII AND MICHIGAN)
                                       To

                     United of Omaha Life Insurance Company

To all physicians, medical or dental practitioners, hospitals, clinics, other medical care facilities or other providers of medical or dental care services, insurers, employers and consumer reporting agencies:
     I authorize you to release all medical and nonmedical information about me (the undersigned) or my children to United of Omaha Life Insurance Company, its reinsurers and any consumer reporting agency acting for them. This authorization includes information about medical history, mental and physical condition, drug and alcohol use, and other personal information such as finances, occupation and general reputation.

To the Medical Information Bureau, Inc. (MIB):
     I authorize you to release all medical and nonmedical information about me (the undersigned) to United of Omaha Life Insurance Company and its reinsurers. This authorization includes information about medical history, mental and physical condition, drug and alcohol use, and other personal information.

Information received will be used to determine insurability. This authorization is valid for 30 months from the date below. A photocopy of this authorization is as valid as the original. I have received the Notice of Information Gathering Practices, the Notice of Exchange of Information, including MIB, and Fair Credit Reporting Act Notice. I, or my authorized representative, will receive a copy of this authorization and any investigative consumer report upon request.

If  an  investigative   consumer  report  is  prepared,  I  may  request  to  be
interviewed. (Check if an interview is desired.)

Name used for medical records_____________________________________
__________________________________________________________________________
        Date    Signature of Proposed Insured(s) (Age 15 or older)
__________________________________________________________________________
        Date    Signature of Proposed Insured(s) (Age 15 or older)
__________________________________________________________________________
        Date    Signature of Parent or Guardian
                (if Proposed Insured is under Age 15)


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 FAIR CREDIT REPORTING ACT DISCLOSURE STATEMENT
Mutual of Omaha Insurance Company and/or United of Omaha Life Insurance Company, or its/their duly authorized representative(s), may request and obtain an investigative consumer report for the purpose of serving as a factor in the underwriting of your insurance application.

An investigative consumer report means any written, oral or other communication of any information by a consumer reporting agency bearing on your character, general reputation, personal characteristics or mode of living obtained through personal interviews with your neighbors, friends, acquaintances, associates, or those who may have knowledge concerning such items of information.

Upon written request we will provide you with additional disclosures relating to the nature and scope of the investigative consumer report. Following this Disclosure Statement is a written Summary of Your Rights Under Section 606 (a) of the Fair Credit Reporting Act, as amended.

If you request the additional disclosures and/or summary of rights from either United of Omaha Life Insurance Company or Mutual of Omaha Insurance Company, please send your request to the following address: Attention: Individual Underwriting Department, Mutual of Omaha Plaza, Omaha, Nebraska 68175

                        NOTICE OF INFORMATION PRACTICES

In the course of properly underwriting and administering your insurance coverage, United of Omaha Life Insurance Company will rely heavily on information provided by you. The Company may also collect information from others, such as medical professionals who have treated you.

In certain circumstances, and in compliance with applicable law, our Company may disclose personal or privileged information to third parties without your specific authorization.

You have the right to be told about and to see a copy, if you wish, of items of personal information about you which appear in our files, including information contained in investigative consumer reports. You also have the right to seek correction of personal information you believe to be inaccurate.

THE ABOVE IS A GENERAL DESCRIPTION OF THE COMPANY'S AND YOUR AGENT'S/BROKER'S INFORMATION PRACTICES. IF YOU WOULD LIKE TO RECEIVE A MORE DETAILED EXPLANATION OF THESE PRACTICES, PLEASE SEND YOUR REQUEST TO: UNITED OF OMAHA LIFE INSURANCE COMPANY, UNDERWRITING DEPARTMENT, MUTUAL OF OMAHA PLAZA, OMAHA, NE 68175.

 RECEIPT  (Agent/Broker -- See Premium  Acceptance  Guidelines -- Page 1)
       ALL CHECKS MUST BE MADE PAYABLE TO UNITED OF OMAHA. UNITED WILL NOT ACCEPT CASH PREMIUMS. DO NOT MAKE CHECKS PAYABLE TO THE AGENT/BROKER OR LEAVE
                                THE PAYEE BLANK.

          TEMPORARY LIFE INSURANCE AGREEMENT AND RECEIPT ("Agreement")

United of Omaha Life Insurance Company ("United"), Mutual of Omaha Plaza, Omaha, NE 68175

The following  questions must be answered  either "Yes" or "No."        YES NO

1. Within the past 90 days, has any Proposed Insured been admitted to a hospital or other medical facility, been advised to be admitted, had surgery performed or recommended, or been advised to have a diagnostic test other than an HIV test?

2. Within the past three years, has any Proposed Insured been treated for heart trouble, stroke, cancer, drug or alcohol use, or had such treatment recommended by a physician or other licensed medical professional?

3. Has any Proposed Insured ever been diagnosed as having Acquired Immune Deficiency Syndrome or AIDS Related Complex (ARC) caused by the HIV infection, or been treated for or had treatment recommended for AIDS or ARC by a physician or other licensed medical professional? (Wisconsin Residents: any AIDS test result received at an anonymous counseling and testing site need not be disclosed.)


4. Is any Proposed Insured under 15 days old or over 70 years of age?
If any of the above questions are answered "Yes" or not answered, no Agent/Broker of United is authorized to accept money with the application and no coverage will take effect under this Agreement. In consideration of the application and payment of $ _______________ by the Applicant, receipt of which is hereby acknowledged, United agrees to provide temporary life insurance for the Proposed Insured(s) effective on the date of the application, for a limited period of time, subject to the following conditions and limitations.

A. If the answer to any of the above questions is "No" and the answer is incorrect or misleading, or if any of the answers to the questions on the application are incorrect or misleading, then this Agreement is void and never went into effect.

B. Temporary life insurance under this Agreement will automatically terminate on the earliest of the following dates:
(1) 90 days from the date of this Agreement, except in Connecticut; or
(2) The date that insurance takes effect under the policy applied for; or
(3) The date of the letter offering to the Applicant a policy, other than applied for; or
(4) The date a policy, other than as applied for, is offered by an Agent/Broker to the Applicant; or
(5) The date the premium refund is mailed; or
(6) The date any check or draft submitted as payment is not honored by the bank on which it is drawn; or
(7) The date United mails notice of termination of coverage.

C. If the policy applied for is either (a) pursuant to a conversion privilege in
(an) existing United Life policy(ies), or (b) to replace (an) existing United life policy(ies) with another United life policy, then in the event of the death of the Proposed Insured before the termination of this Agreement, United will pay only the greater of:
(1) the benefits due under the terms of the existing policy(ies) which is/are being converted or replaced, or
(2) the benefits due under the terms of the policy for which application is being made (subject to the further limitation on the maximum amount of benefits payable under this Agreement which is set forth below); and Applicant acknowledges and agrees that benefits shall not be payable under both.

D. The temporary life insurance provided by this Agreement is subject to the provisions of the policy form applied for; however, no benefits will be paid for:
(1)disability; or
(2) death from suicide while sane or insane (in Missouri, only if suicide was intended at the time of this application and we can prove it was intended); or
(3) the same loss under both this Agreement and any life policy issued from the application.

This Agreement does not limit United in applying its underwriting standards to the application nor does this Agreement limit or waive any rights under any life insurance policy issued. If the application is rejected by United, the amount paid with the application will be refunded to the Applicant regardless of whether a claim has been filed or benefits have been paid under this Agreement.

No change may be made to the terms and conditions of this Agreement by anyone, including the Agent/Broker.

If any Proposed Insured dies prior to the termination of this Agreement, United will pay the beneficiary the face amount applied for (unless otherwise required by C above), not to exceed $250,000 if the policy requested is term insurance, or not to exceed $1,500,000 if the policy requested is permanent (Whole Life, Universal Life or Variable Life) insurance.

I have read and received a copy of this Agreement and understand and agree to all of its terms. I verify the above answers are true to the best of my knowledge and belief.

Signed  this  __________ day  of ______________ , _____ , at City State ZIP Code
_____________________________________   ___________________________________
  Signature of Proposed Insured         Printed Name of Proposed Insured
_____________________________________   ___________________________________
  Signature of Applicant
(if other than Proposed Insured)        Printed Name of Applicant
_____________________________________   ___________________________________
  Signature of Spouse
  (if a Proposed Insured)               Printed Name of Spouse
_____________________________________   ___________________________________
  Signature  of  Agent(s)/Broker(s)     Printed  Name  of  Agent(s)/Broker(s)

                    SUBMIT THIS COPY TO THE COMPANY RECEIPT

(Agent/Broker --- See Premium Acceptance  Guidelines -- Page 1)
ALL CHECKS MUST BE MADE PAYABLE TO UNITED OF OMAHA. UNITED WILL NOT ACCEPT CASH PREMIUMS. DO NOT MAKE CHECKS PAYABLE TO THE AGENT/BROKER OR LEAVE THE PAYEE BLANK.
           TEMPORARY LIFE INSURANCE AGREEMENT AND RECEIPT ("Agreement")
United of Omaha Life Insurance Company ("United"), Mutual of Omaha Plaza, Omaha, NE 68175

The following  questions must be answered either "Yes" or "No."        YES NO

1. Within the past 90 days, has any Proposed Insured been admitted to a hospital or other medical facility, been advised to be admitted, had surgery performed or recommended, or been advised to have a diagnostic test other than an HIV test?

2. Within the past three years, has any Proposed Insured been treated for heart trouble, stroke, cancer, drug or alcohol use, or had such treatment recommended by a physician or other licensed medical professional?

3. Has any Proposed Insured ever been diagnosed as having Acquired Immune Deficiency Syndrome or AIDS Related Complex (ARC) caused by the HIV infection, or been treated for or had treatment recommended for AIDS or ARC by a physician or other licensed medical professional? (Wisconsin Residents: any AIDS test result received at an anonymous counseling and testing site need not be disclosed.)

4. Is any Proposed Insured under 15 days old or over 70 years of age?
If any of the above questions are answered "Yes" or not answered, no Agent/Broker of United is authorized to accept money with the application and no coverage will take effect under this Agreement.
In consideration of the application and payment of $ _______________ by the Applicant, receipt of which is hereby acknowledged, United agrees to provide temporary life insurance for the Proposed Insured(s) effective on the date of the application, for a limited period of time, subject to the following conditions and limitations.
A. If the answer to any of the above questions is "No" and the answer is incorrect or misleading, or if any of the answers to the questions on the application are incorrect or misleading, then this Agreement is void and never went into effect.

B. Temporary life insurance under this Agreement will automatically terminate on the earliest of the following dates:
(1) 90 days from the date of this Agreement, except in Connecticut; or
(2) The date that insurance takes effect under the policy applied for; or
(3) The date of the letter offering to the Applicant a policy, other than applied for; or
(4) The date a policy, other than as applied for, is offered by an Agent/Broker to the Applicant; or
(5) The date the premium refund is mailed; or
(6) The date any check or draft submitted as payment is not honored by the bank on which it is drawn; or
(7) The date United mails notice of termination of coverage.

C. If the policy applied for is either (a) pursuant to a conversion privilege in
(an) existing United Life policy(ies), or (b) to replace (an) existing United life policy(ies) with another United life policy, then in the event of the death of the Proposed Insured before the termination of this Agreement, United will pay only the greater of:
(1) the benefits due under the terms of the existing policy(ies) which is/are being converted or replaced, or
(2) the benefits due under the terms of the policy for which application is being made (subject to the further limitation on the maximum amount of benefits payable under this Agreement which is set forth below); and Applicant acknowledges and agrees that benefits shall not be payable under both.

D. The temporary life insurance provided by this Agreement is subject to the provisions of the policy form applied for; however, no benefits will be paid for:
(1)  disability;  or
(2) death from suicide while sane or insane (in Missouri, only if suicide was intended at the time of this application and we can prove it was intended); or
(3) the same loss under both this Agreement and any life policy issued from the application.

This Agreement does not limit United in applying its underwriting standards to the application nor does this Agreement limit or waive any rights under any life insurance policy issued. If the application is rejected by United, the amount paid with the application will be refunded to the Applicant regardless of whether a claim has been filed or benefits have been paid under this Agreement.

No change may be made to the terms and conditions of this Agreement by anyone, including the Agent/Broker.

If any Proposed Insured dies prior to the termination of this Agreement, United will pay the beneficiary the face amount applied for (unless otherwise required by C above), not to exceed $250,000 if the policy requested is term insurance, or not to exceed $1,500,000 if the policy requested is permanent (Whole Life, Universal Life or Variable Life) insurance.

I have read and received a copy of this Agreement and understand and agree to all of its terms. I verify the above answers are true to the best of my knowledge and belief.

Signed  this  __________ day  of ______________ , _____ , at City State ZIP Code
_____________________________________   ___________________________________
  Signature of Proposed Insured         Printed Name of Proposed Insured
_____________________________________   ___________________________________
  Signature of Applicant
(if other than Proposed Insured)        Printed Name of Applicant
_____________________________________   ___________________________________
  Signature of Spouse
  (if a Proposed Insured)               Printed Name of Spouse
_____________________________________   ___________________________________
  Signature  of  Agent(s)/Broker(s)     Printed  Name  of  Agent(s)/Broker(s)

                        GIVE THIS COPY TO THE APPLICANT

A.      GENERAL QUESTIONS:
1.      Proposed Insured's Name:        Former Name (if applicable):

2.      Home Phone Number:  (       )   Best Time to Call:     a.m.       p.m.
3.      Legal Residence Address:
        Street No., Apt. No.    City, State     Zip
4.      Mailing Address:
        Street No., Apt. No.    City, State     Zip
5.      Mail Premium Notices to:   [ ] Residence    [ ]  Owner     [ ]  Business
        Address:
        Street No., Apt. No.    City, State     Zip
6.      Sex:   [ ] M     [ ] F          Age:           Birth Date:____/____/____
        Birthplace (state):
7.      Social Security Number:            Driver's License Number:
        State of Issue:
8.      Are you a U.S. citizen?    [ ] Yes   [ ]  No    If "No," date of arrival
        in U.S._____________________________________
        Do you have an alien registration receipt "Permanent Visa"? [ ] Yes
        [ ]  No If "Yes," Permanent Visa No.:________
9.      Occupation:____________________    Duties:_____________________________
        Businessowner?   [ ] Yes  [ ] No   Retired Military?   [ ]  Yes  [ ]  No
        Active Duty?  [ ] Yes   [ ]  No
        If "Yes," are you on flying status or receiving hazardous duty pay?
        [ ]  Yes  [ ]  No
        If "Yes," explain type of duty or type of aircraft:
10.     Name of your firm or employer:
11.     Business Phone Number:  (       )  Best Time to Call:    a.m.     p.m.
12.     Local Business Address:
        Street No., Apt. No.    City, State     Zip
13. Do you use tobacco in any form? [ ] Yes. What form?____________________ No. per day:__________
                [ ] No.    [ ]  Never Used.    [ ]  Stopped on _____/_____/_____
14. Applicant/Owner Name (if different from Proposed Insured or if Proposed Insured is under Age 15):
        Address:
        Street No., Apt. No.    City, State     Zip

        Relationship to Proposed Insured:       Social Security No.
        (or Taxpayer ID No.):
15. Complete only if Spouse/Children (must be full time student if over age 19) are Proposed for Insurance:

        First Name, Middle                  Relationship to Birth
        Initial and Last Name   SSN No.         Proposed Insured

        Birth
        Date    Age     Sex     Ht.     Wt.





16.     Spouse's   Occupation:_____________________________________   Birthplace
        (state):___________________________    Income:   $_________________   If
        self-employed,    income    after    expenses    and    before    taxes:
        $_________________ Driver's License Number: State of Issue:
17.     Is spouse a U.S. citizen?   [ ]  Yes  [ ]  No     If "No," date of
        arrival in the U.S. ______________________________
        Does spouse have an alien registration receipt "Permanent Visa"?
        [ ] Yes    [ ] No
        If "Yes," Permanent Visa Number:____________________________________

18.     Does spouse use tobacco in any form?    [ ] Yes.
        What form?__________________________   No. per day:_______
               [ ]No.   [ ] Never Used.     [ ] Stopped on _____/_____/_____

19.     Do all family members proposed for insurance live with the Proposed
        Insured? [ ] Yes   [ ] No    If "No," explain and give name and phone
        number where family member can be contacted _________________________

20.     Plan Information
a.      Plan of Insurance: ____________________________________      Premium
        Amount:________________                                      $_______
b.      [ ] Addition to Existing Policy No.: ___________________     $_______
        Amount:________________ $
c.      Death Benefit Option:
        [ ] Option 1: Accumulation Value included in Specified Amount
        [ ] Option 2: Accumulation Value in addition to Specified Amount
d.      I elect the Automatic Premium Deduction Option.
        (Not available with all plans)  [ ]Yes     [ ] No

                                              Amount or No.
e.      Riders:                          of Units (if applicable)
        (Please Note:  Not all
         riders are available
         with all plans)
                                                                      Premium
     [ ]Waiver of Premium or Disability         __________________   $
     [ ]Accidental Death Benefit                __________________   $
     [ ]Guaranteed Issue Benefit                __________________   $
     [ ]Children's Rider                        __________________   $
     [ ]Spouse (indicate type of coverage)      __________________   $
     [ ]Additional Insured Rider (Self, Spouse) __________________   $
     [ ]Other Insured Rider                     __________________   $
     [ ]Other                                   __________________   $
f.      Amount Collected   Explanation of Amount Collected Mode    Total Premium
        (Cash with App):
        $                                                            $
THIS BOX FOR ADMINISTRATIVE PURPOSES ONLY
21. List all Life Insurance now in force or pending on any Proposed Insured(s). If none, write "None." Have you had or do you intend to have any life insurance policy replaced, converted, reduced, reissued, subjected to borrowing, or otherwise discontinued because of this application? If "Yes," so indicate below.
                Policy  Face            ADB          To Be        1035
     Company    Number  Amount  Pending Amount  Replaced, etc.  Exchange?
_____________________________________________  [ ]Yes  [ ]No   [ ] Yes [ ] No
_____________________________________________  [ ]Yes  [ ]No   [ ] Yes [ ] No
_____________________________________________  [ ]Yes  [ ]No   [ ] Yes [ ] No
_____________________________________________  [ ]Yes  [ ]No   [ ] Yes [ ] No
_____________________________________________  [ ]Yes  [ ]No   [ ] Yes [ ] No
22. Life Insurance Beneficiary (Give full names and relationship).
        Note: Unless you specify otherwise, payments will be shared equally by all primary beneficiaries who survive the Insured or, if none, by all contingent beneficiaries who survive the Insured. The right to change the beneficiary is reserved unless otherwise stated.
        [ ] attached Beneficiary Designation
        Primary Beneficiary(ies)
        Name                    Relationship                      SSN No.
        Name                    Relationship                      SSN No.
        Contingent Beneficiary(ies):
        Name                    Relationship                      SSN No.
        Name                    Relationship                      SSN No.
23. Complete only for PRD or Association Group or Franchise Coverage:
        Full Name of Group/Organization_________________    Date Joined_________
        Group/Membership No.: ____________Relationship to above:
        [ ] Shareholding Member      [ ] Dues-paying Member    [ ] Other ______

       PART II OF APPLICATION FOR LIFE INSURANCE - NONMEDICAL SUPPLEMENT
      PLEASE PRINT. ALL QUESTIONS RELATE TO ANYONE PROPOSED FOR INSURANCE. Wisconsin Residents: AIDS (HIV) test results received at an anonymous counseling and testing site need not be disclosed.
1. Name, address and telephone number of personal physician of each person proposed for insurance:

(a)     Date last seen:
(b)     State reason, findings and treatment:


2. Name and address of physician most recently consulted by each person proposed for insurance: _______________

       (a)     Date:___________     (b)  State reason, findings and treatment
3. Have you, or any person proposed for insurance, ever been told that you had, or have you consulted or been treated by a physician or licensed practitioner for any of the following:
                                                                      YES     NO

 (a) Any disease or abnormal condition of the heart, circulatory system or blood vessels, high blood pressure, rapid pulse, rheumatic fever, murmur, coronary artery disease, chest pain, angina or stroke?
 (b) Any disease of the lungs or respiratory system, including tuberculosis, asthma, bronchitis, emphysema or shortness of breath?
 (c) Any digestive system disease, including stomach or duodenal ulcer, indigestion, stomach pain, liver or gallbladder disease, colon or rectal disorder?
 (d) Any genitourinary system disease including albumin, blood or sugar in urine, kidney infection or stones, tumor or disease of the prostate, testis, breasts, uterus or ovaries?
 (e)  Any  nervous,  brain  or  mental  disorder,  convulsions,   dizziness,
     headaches, epilepsy, nervous breakdown or paralysis?
 (f) Any bone or joint disorder, arthritis or rheumatism, bodily deformity, back or spinal disorder?
 (g) Any disease or impairment of vision or hearing?
 (h) Gout, diabetes, thyroid or other glandular disorder, cancer, tumor or blood disorder other than AIDS or AIDS Related Complex (ARC).

4. Have you, or any person proposed for insurance, ever been diagnosed as having Acquired Immune Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC), caused by the HIV infection, or been treated for AIDS or ARC by a physician or licensed practitioner?

5. During the past 10 years, have you, or any person
proposed for insurance: (a) had any illness, injury, surgery, hospitalization, medical examination or care not listed above? (b) had or received treatment for any unexplained fever, fatigue or chronic cough? (c) had any X-rays, electrocardiograms, blood or other studies, except for an HIV test? (d) been advised by a physician to have a surgical operation? (e) been advised by a physician to limit your use of alcohol?

6. Are you, or any person proposed for insurance, now taking any medication prescribed by a physician?

7. During the last 10 years,  have you, or any person  proposed for insurance:

   (a) used alcohol or other drugs to a degree that required treatment or advice from a physician or other licensed practitioner?
       If  "Yes,"  has  use  been discontinued?
   (b) been or are currently a member of Alcoholics Anonymous or Narcotics Anonymous?

 8.  If  pregnant,   enter  approximate   delivery date:________________________

 9. Height:  _______________ft.______________ins. Weight: _________________lbs.
Weight change during last 12 months: Lbs. Gained:___________  Lost:__________

10. Family         Age if      If Living,       If Deceased,      Age at
    History        Living     Present Health   Cause of Death      Death
Father
Mother
Sibling
Sibling
Sibling
Sibling

11. Have you, or any person proposed for insurance:           YES  NO
   (a)  ever  been  declined,   postponed,   limited,  denied reinstatement or
        asked to pay an extra premium by any insurance company?
   (b) engaged in any hazardous sports or activities such as motor vehicle racing, boat racing, parachuting, hang gliding, skydiving, skin diving or scuba diving within the last three years, or plan such activity in the next six months?
   (c) any intention of traveling or living outside the USA or Canada in the next two years?
        (If "Yes,"  complete  foreign travel  questionnaire.)
   (d) flown as a civilian pilot, student pilot or crew member within the last three years, or plan such activity in the next 12 months? (If "Yes," complete Aviation Supplement).
   (e) within the last 5 years: (1) been convicted of two or more moving violations or driving under the influence of alcohol or drugs or
       (2) had a driver's  license  suspended  or revoked?
   (f)  been  convicted of a felony within the last 10 years?

     IF ANY OF THE ABOVE QUESTIONS ARE ANSWERED "YES," GIVE COMPLETE  DETAILS IN
     PART III

                  PART III OF APPLICATION FOR LIFE INSURANCE -
                       ADDITIONAL DETAILS AND EXPLANATIONS
             (Use for any explanation where space is insufficient)

  # Ques.          Condition,  Injury,
   No.    Name     Symptom of Ill Health   Mo.              Degree of      Name,
                   or Findings of         and Yr. Duration  Recovery    Address,
                     Examination                                        Zip of
                     (If Operation                                      Hospital
                   Performed, State Type)                          and Attending
                                                                      Physician
________________________________________________________________________________

_________ _________  _____________________ __________________ ________ ________
_________ _________  _____________________ __________________ ________ ________
_________ _________  _____________________ __________________ ________ ________
_________ _________  _____________________ __________________ ________ ________
_________ _________  _____________________ __________________ ________ ________
_________ _________  _____________________ __________________ ________ ________
_________ _________  _____________________ __________________ ________ ________

ACKNOWLEDGEMENT. I received a Notice of Exchange of Information, a Fair Credit Reporting Act Notice, a Notice of Information Practices, a Summary of Rights Under the Fair Credit Reporting Act, and a Life Insurance Buyer's Guide before completing this application.

AGREEMENTS. I, the undersigned, and the undersigned Agent(s)/Broker(s) certify that we have read the completed application or have had it read to us and agree to the following:

1. (This statement is only applicable to Variable Universal Life products.) I understand that the policy's accumulation value in the Variable Account is based on the investment experience in that account and will increase or decrease daily. I understand that the amount of the death benefit may be fixed or variable, depending on the investment experience of the Variable Account.
2. All answers in this application: (a) are true and complete to the best of my knowledge and belief, (b) will be relied on to determine insurability and (c) which are incorrect or misleading, may void the application effective the issue date.
3. If the full initial premium is paid on the date of the completed life insurance application and I am eligible for the policy applied for in accordance with the underwriting standards of United of Omaha in effect on the date of the application, the life policy will be in effect from the date of the application.
4. If any Proposed Insured for insurance is not eligible for the insurance applied for, or if there has been any change in either my health or habits or the answers to any of the questions in the application prior to policy delivery, I agree that no policy of any kind will be in effect, except for coverage provided by the Temporary Life Insurance Agreement and Receipt.
5. In no event will any benefits be paid for the same loss under both the Temporary Life Insurance Agreement and Receipt and any policy issued from this application.
6. If the Applicant is other than the Proposed Insured, the policy will be owned by the Applicant.
7. No Agent/Broker  can: (a) waive or change any receipt or policy  provision or
(b) agree to issue a policy.

I have: (a) read the Agreements section and the receipt(s) and (b) read and approved the answers as recorded.

 Signed at____________   Date _________________________
  City, State            Signature of Proposed Insured(s) (Age 15 and Over)

____________________________________________________________________________
        Signature of Parent or Guardian (if insured under age 15)
 ____________________________________________________________________________
        Signature of Applicant/Owner/Trustee (if other than Proposed Insured)
___________________________________  ________  _________________________________
        Signature of Agent/Broker       Date    Print or Stamp Agent/Broker Name
___________________________________  _________  ________________________________
        Signature of Agent/Broker       Date    Print or Stamp Agent/Broker Name

AGENT/BROKER STATEMENT:
1. Do you have any reason to believe the policy applied for has replaced or will replace any life insurance policy? (If "Yes," fulfill all state
        requirements.)                          [ ]  Yes  [ ]  No
2. In the presence of the Proposed Insured/Spouse have you asked each question exactly as written and recorded the answers completely and
        accurately? (If "No," explain.)         [ ]  Yes  [ ]   No

___________________________________   ________
        Signature of Agent/Broker       Date
___________________________________   ________
        Signature of Agent/Broker       Date

                            AGENT'S/BROKER'S REPORT
(MUST be completed by the agent/broker who obtained the application on the Proposed Insured named below.)

1. Is Proposed Insured self-supporting? [ ] Yes [ ] No If "No," provide the following information about the person on whom Proposed Insured is dependent:
Full Name  _______________________________  Address ____________________________
Birth Date Amount of insurance carried with all companies $ ____________ If none, state why
 2. If  Proposed  Insured  used  different  name in past,  give previous full name
 3. (a) Are you related to Proposed Insured or Owner?
        [ ]Yes  [ ] No
                If "Yes," state relationship
        (b)     How long have you known Proposed Insured?
        (c)     How long have you known Proposed Owner?
4.      When did you last see Proposed Insured?
5.      Did you ask Proposed Insured or Owner every
question as printed (if "No," explain below)?
        [ ] Yes [ ] No
6. Do you have any information not presented in this application which might in any way affect this risk (if "Yes," explain below)?[ ] Yes[ ] No
7. Proposed Insured's  Annual  Income $ [ ]Exact [ ]  Estimated
8. What is the purpose of this insurance? Give details including financial information (for amounts of $500,000 or more, financial statements may be requested)
9. (a) Is a medical exam to be completed? [ ] Yes [ ] No
   (b) Name of examiner or paramedical facility
10. Previous residence and business addresses of Proposed Insured for past five years.
        Address            From              To
_____________________ ______________ ___________________
_____________________ ______________ ___________________
_____________________ ______________ ___________________
11.     Is another  policy requested  based on this  application? [ ] Additional
        policy Plan[ ] Alternate policy Amount $        Owner (if different)
        Beneficiary (if different)
12. Is Proposed Insured applying for insurance with any other company (if "Yes," give details)? [ ] Yes[ ]No
13. To the best of your knowledge will this policy replace any existing life insurance or annuity (if "Yes," give details and fulfill all state requirements)? [ ] Yes [ ] No


Details:







AGENT(S)/BROKER(S) TO RECEIVE COMMISSION AND VOLUME CREDIT FOR THIS APPLICATION

        Agent's/Broker's Full Name    Agent's/Broker's Production No.   % Credit
1._________________________________________________________________________
2._________________________________________________________________________
I hereby certify that I have truly and accurately recorded the information furnished by the Owner and/or Proposed Insured.
___________  ________________________________  ______________________________
Date        Signature of Agent(s)/Broker(s)         Agent('s)/Broker('s) Name
                                                      (Please Print)
_________________________________________________________________________
Name of Division Office/Wholesaler
_________________________________________________________________________
Name of Assistant Wholesaler (Brokerage Only)

                         Bank Service Plan Request Form

Complete the following information:
Insured's Name
Address
City
State            ZIP
Coverage ID Number(s):
________________  _______

________________  _______


Specify Preferred Date of Withdrawals

Please indicate when you prefer the monthly premiums to be withdrawn from your checking account:
Withdraw on the  ________________  (1st through 28th) of the month



                         Bank Service Plan Authorization






As a convenience to me, I authorize Mutual of Omaha Insurance Company and/or its affiliated Companies* to withdraw funds from my account.

I also authorize you, my financial institution, to pay from my account any checks, drafts or preauthorized electronic fund transfers from my account to the appropriate Company(ies) below. Your rights with each such charge will be the same as if personally paid by me. This authorization will be effective until I give you at least three business days' notice to cancel it. If notice is given verbally, you may require written confirmation from me within 14 days after my verbal notice.
__________________                    ______________________________________
Date                                 Authorized Signature as Shown on Account
                                      ______________________________________

                                     Joint Account or Other Authorized Signature

*Mutual  of Omaha  Insurance  Company - United of Omaha Life  Insurance  Company
United World Life Insurance Company - Mutual of Omaha Plaza - Omaha, Nebraska 68175 In New York, Companion Life Insurance Company - 401 Theodore Fremd Avenue
- Rye, New York 10580-1493